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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2002

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                            SIGMA-ALDRICH CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



    Delaware                        000-8135                    43-1050617
 (State or Other                (Commission File              (IRS Employer
 Jurisdiction of                    Number)               Identification Number)
 Incorporation)


                               3050 Spruce Street
                            St. Louis, Missouri 63103
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (314) 771-5765


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Item 5.   Other Events

          On April 23, 2002, Sigma-Aldrich Corporation issued press releases regarding, among other things, the discontinuance of the Diagnostics business as assets held for sale and first quarter 2002 financial results. The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

          99.1 Press Release issued April 23, 2002 - Sigma-Aldrich to discontinue Diagnostics business; plans to serve customers as assets are held for sale.
          99.2 Press Release issued April 23, 2002 - Sigma-Aldrich reports increase in first quarter sales, net income and diluted EPS. Diagnostics business to be discontinued.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2002


                                        SIGMA-ALDRICH CORPORATION



                                        By:/s/ Karen Miller
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                                            Karen Miller, Corporate Controller

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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

 99.1 Press Release April 23, 2002 - Sigma-Aldrich to discontinue Diagnostics business; plans to serve customers as assets are held for sale.

 99.2 Press Release April 23, 2002 - Sigma-Aldrich reports increase in first quarter sales, net income and diluted EPS. Diagnostics business to be discontinued.

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